UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 21, 2014

WHIRLPOOL CORPORATION

(Exact name of registrant as Specified in Charter)

Delaware	1-3932	38-1490038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 M-63 North, Benton Harbor, Michigan	49022-2692
(Address of Principal Executive Offices)	(Zip Code)

(269) 923-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective October 21, 2014, the Board of Directors (the “Board”) of Whirlpool Corporation (the “Company”) amended Article V, Section 3 of the By-laws of the Company (the “By-laws”), to provide that a Vice Chairman may be a director at the discretion of the Board (the previous section required that a Vice Chairman be a director).

The foregoing is a summary of the By-law amendments. This summary is qualified in its entirety by reference to the By-laws, as amended and filed as Exhibit 3.2 attached hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

3.2	By-laws of Whirlpool Corporation (Amended and Restated as of October 21, 2014)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHIRLPOOL CORPORATION

Date: October 24, 2014	By:	/s/ KIRSTEN J. HEWITT
	Name:	Kirsten J. Hewitt
	Title:	Senior Vice President Corporate Affairs, General Counsel, and Corporate Secretary